UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 8, 2019
  LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 8, 2019, the Company entered into an amendment (the “Second Amendment”) to the employment agreement of Timothy M. Archer, the Company’s President and Chief Executive Officer (the “CEO”), which employment agreement was entered into effective January 1, 2018 (the “Original Agreement”), and first amended on March 16, 2018. The Second Amendment to the Original Agreement (the material terms of which are set forth in the Company’s Current Report on Form 8-K dated January 8, 2018 (the “2018 Form 8-K”)) reflects the following updated provisions in connection with the promotion of Mr. Archer to CEO on December 5, 2018: his position as President and CEO, his base salary ($1,000,000), his responsibilities and duties as CEO (including those assigned by the board of directors), his obligation as a director to comply with all board related policies, that his performance will be overseen by the board of directors and his compensation will be approved by the independent members of the board, certain multiples relating to severance benefits (conforming with those in the prior CEO’s employment agreement as reflected in the 2018 Form 8-K), and market-based performance restricted stock unit severance benefit formula and period (conforming with the originally intended performance period and pre-vesting period, respectively). The foregoing summary of the terms of the Second Amendment is qualified in its entirety by reference to the full text of the amendment. The Second Amendment is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
10.1     Amendment to employment agreement dated August 8, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 14, 2019	LAM RESEARCH CORPORATION
(Registrant)
/s/ Sarah A. O'Dowd
Sarah A. O'Dowd
Senior Vice President, Chief Legal Officer and Secretary

LRCX 8-K dated August 8, 2019